================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 9, 2000



                                  TESMARK, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)



           Nevada                     000-30448                88-0441332
----------------------------         -----------             --------------
(State or other jurisdiction         (Commission             (IRS employer
    of incorporation)                file number)          identification no.)



              2921 N. Tenaya Way, Suite 216, Las Vegas, NV  89128
            --------------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (702) 947-4877


                                  TESMARK, INC.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGE IN CONTROL

On June 9, 2000, pursuant to a negotiated stock purchase agreement between and among the parties, Floyd Robertson, President of Tesmark, Inc., sold and transferred to two individuals and one corporate purchaser a total of 4,101,000 shares of the Company's common stock.

The following table sets forth the holdings of each individual or group known to the Company to be the beneficial owner of more than ten percent (10%) of the Company's common stock, both before and after the transaction that is the subject of this Current Report.

                                   Ownership Prior to Sale        Ownership Following Sale
Class of     Beneficial            -----------------------       --------------------------
 Stock         Owner               # Shares     % of Class       # of Shares    % of Class
=============================================================================================

Common     Gopal Sahota                    0           0           1,367,000        16.1
           11349 90th Ave.
           Delta, B.C.
           Canada  V4C3H3

Common     Harmajit Sangha                 0           0           1,367,000        16.1
           122234 75th Ave.
           Surrey, B.C.
           Canada  V3W3H3

Common     JBF Management, Inc.(1)         0           0           1,367,000        16.1
           1412 Augusta Pl.
           Coquitlam, B.C.
           Canada  V4C3H3

Common     Floyd Robertson         4,101,000        48.2                 300         0.0
           (Officer & Director)
           2921 N. Tenaya Way
           Suite 216
           Las Vegas, NV  89128

---------------------------------------
(1) JBF Management, Inc. is a British Columbia corporation. Joanne Fletcher is President and owner of 100% of the outstanding equity stock of JBF Management, Inc.


The purchase price for the shares was $0.0305 per share, paid to the seller from the personal funds of each respective purchaser. No bank loans were involved in the transaction.

The current officers and directors of the Company will continue to serve in those capacities until the next annual meeting of shareholders, which has not been scheduled, or until a special meeting of shareholders is convened. As of the date of this Current Report, no shareholder has called for a special meeting.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Tesmark, Inc.


                                             /s/ Floyd Robertson
                                             ------------------------------
                                             Floyd Robertson, President

July 5, 2000